Hosted by:
Niel Ellerbrook - Chairman, President and CEO
Carl Chapman - EVP and COO
Jerry Benkert - EVP and CFO
Vectren Corporation
AGA Financial Forum
April 29 – May 1, 2007

Forward-Looking Statements
Statements contained or incorporated by reference in these slides regarding future events and developments are “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933.  Forward-looking statements are based on management’s beliefs and assumptions that derive from information currently known by management.  Because such statements are based on expectations and not historical facts, actual results may differ materially from those projected in the particular statements. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of this document, or in the case of documents incorporated by reference, as of the date of those documents.
Additional detailed information concerning a number of factors that could cause actual results to differ materially from the information that is provided to you here is readily available in our annual report on Form 10-K filed with the Securities and
Exchange Commission on February 16, 2007.
Contact:
Steven M. Schein
VP – Investor Relations
812-491-4209
sschein@vectren.com

Indiana
Ohio
Indianapolis
Dayton
Evansville
Vectren Energy Delivery of Indiana - South
Electric Service Territory
Vectren Energy Delivery of Indiana - North
Vectren Energy Delivery of Ohio

Electric
50%
Consolidated Net Income - $108.8 million
12 months ended 12/31/06
Our Utility Service Areas
Utility Net Income - $91.4 million
12 months ended 12/31/06
Gas
50%
Non-
utility
Utility
75%
25%
Percentages exclude nonrecurring nonutility items
Vectren Today

ProLiance  Energy
Vectren Source
Miller Pipeline
Energy Systems Group
Prosperity Mine
Energy Marketing
& Services
Energy Infrastructure
Services
Coal Mining
Cypress Creek Mine
Strong utility operations supported by
complementary nonutility businesses
Gas Utility Operations
➢
Customers: 995,000
➢
Assets: $2.0 billion
➢
States served: Indiana, Ohio
Electric Utility Operations
➢
Customers: 141,000
➢
Assets: $1.3 billion
➢
States served: Indiana
Core Businesses

Utility Strategies
➢
Consistent, stable earnings growth
➢
Rate base growth over 5%
➢
Timely rate relief/earnings stabilization
➢
Maintain strong capital structure
➢
Control O&M
➢
Earn allowed returns
Nonutility Strategies
➢
Linked to core utility business
➢
Reinvest earnings
➢
Acquire gas storage capacity
➢
Develop and market new coal reserves
➢
Expand replacement of aging infrastructure
➢
Advance energy efficiency opportunities
Our Goals
➢
Increase utility earnings at an average annual rate of 3.5% to 4%
➢
Increase nonutility earnings at an average annual rate of 10+%
➢
Increase Vectren EPS at an average annual rate of 5+%
➢
Continue superior dividend record – 47 consecutive years of increased dividends
➢
Provide a total return to shareholders of 9+%
Positioned For Growth

Highlights
➢
Low-Risk Utility Platform Positioned for Growth
–
Rate base growth at 5+%
–
Timely and equitable regulatory treatment
•
2007 incremental revenue from lost margin recovery over 2006 between $9-$11 mm
•
South Gas & Electric rate relief 3rd Qtr 2007 - Settlement agreements on file -
$10-$15 mm in 2007, remainder in 2008
•
Obtain rate relief in Indiana North & Ohio in 2008
➢
Successful and Sensible Nonutility Businesses
–
Primary businesses closely aligned with utility & sustainable long-term growth
•
90% of coal is pre-sold in 2007 at 4-5% average price increase
•
Optimize use of natural gas storage and midstream assets through ProLiance
•
Miller Pipeline 100% owned – exited meter reading and line locating
•
ESG growth through energy conservation programs and recurring revenues
➢
Strong Financial Position and Clear Path to Future Earnings Growth
–
Continue history of dividend increases – 47 consecutive years
–
Increase Vectren EPS at average annual rate of 5+%

Q1 2007 Highlights
➢
1st Quarter 2007 EPS, exclusive of synfuels, of $0.88 per basic share compared to $0.75 per basic share in 2006, an increase of 17%
–
1st Quarter 2007 EPS, inclusive of synfuels, of $0.92 per basic share compared to $0.76 per basic share in 2006.
➢
Fiscal 2007 earnings guidance reaffirmed with emphasis at upper end of the range of $1.65 to $1.80, exclusive of synfuels
➢
Filed settlement agreement with IURC on proposed increases to
Vectren South gas base rates, hearing on settlement agreement held
March 23 – order expected within 90 days from hearing
➢
Filed settlement agreement with IURC on proposed increases to
Vectren South electric base rates, hearing on settlement agreement to be held May 3 – order expected within 90 days from hearing

Amounts in millions except per share data.	3 Months Ended March 31 2007	2006
Utility Operations	$ 50.9	$ 43.4
Nonutility Group	15.6	13.5
Corporate & Other	0.2	-
Net Income (Excluding Synfuels)	$ 66.7	$ 56.9
EPS (Excluding Synfuels)	$ 0.88	$ 0.75
Synfuels-Related EPS	$ 0.03	$ 0.01
Synfuels Mark-to-Market EPS	0.01	-
Vectren Consolidated EPS	$ 0.92	$ 0.76
Avg. Shares Outstanding	75.8	75.7

➢
First Call’s 1st Quarter consensus estimate - $0.79
–
Emphasis on upper end of annual range of $1.65 - $1.80
–
Approved South gas and electric orders will improve opportunity to earn allowed ROE
➢
Low risk utility platform positioned for growth
–
Earnings from utility operations increased $7.5 million
➢
Nonutility businesses closely aligned with the utility for sustainable long-term growth
–
Earnings from nonutility businesses, exclusive of synfuels results, increased $2.1 million
➢
Synfuel earnings for 2007 estimated between $0.11 - $0.13
–
Synfuel operations contributed earnings of $3.4 million, or $0.04 per share in 2007 compared to $0.7 million or $0.01 per share in 2006
–
100% hedge of planned production
–
“Mark to market” accounting on spreads impacts timing of earnings recognition
1st Quarter Sets Tone For Future

$0.70
$0.65
$0.60
$0.55
$0.50
$0.57
$0.67
2006
2007

Utility Operations 1st Quarter Results
Earnings per Share
Gas Margin increased $15.9 million
➢
Higher usage including lost margin recovery increased
margin $7.2 million
➢
Ohio weather 1% warmer than normal & 6% colder than
Q1 2006 increased gas margins $2.4 million
➢
Pass through riders & taxes increased $5.9 million
Electric Margin increased $0.4 million
➢
Increase related to weather of $1.2 million
➢
Offset by lower wholesale and municipal
O&M flat quarter over quarter excluding $5.6
million increase related to pass through
expenses recorded dollar for dollar in
margin
➢
Ohio Bad Debt and PIPP, Indiana Integrity Management &
Energy Efficiency Programs offset by Nox/Multipollutant
$0.10 EPS increase quarter over quarter
➢
$0.05 - Lost margin recovery and usage
–
Similar lost margin recovery expected in Q4
➢
$0.03 - Weather -- Ohio $0.02 & Electric $0.01
  Target 3.5% to 4% long-term average
annual increase in utility earnings

Nonutility Net Income (millions)	3 Months Ended March 31 2007	3 Months Ended March 31 2006	2007 Guidance			2006 Actual [1]
Energy Marketing and Services	$15.7	$12.9	$22.0	-	$26.0	$14.9
Coal Mining	1.6	1.8	5.0	-	7.0	5.0
Energy Infrastructure Services	(2.0)	(1.2)	6.0	-	7.0	4.6
Primary Businesses Net Income	15.3	13.5	33.0	-	40.0	24.5
Other Businesses	0.3	-	(0.5)	-	-	(1.1)
Operating Company Net Income	$15.6	$13.5	$32.5	-	$40.0	$23.4
Operating Company EPS	$0.21	$0.18	$0.43	-	$0.53	$0.31

(1) Includes $6.6 million, or $0.09 per share associated with litigation settlement.

$0.30
$0.25
$0.20
$0.15
$0.10
$0.05
$0.00
$0.18
$0.21
2006
2007

Proven Success with Operating Companies
Earnings per Share
Nonutility results improve $2.1 million
➢
Increased storage capacity and optimization
opportunities at ProLiance
➢
Seasonal impacts of increased ownership in Miller
Pipeline
➢
Seasonal loss at Energy Systems Group reduced
 $0.5 million
Target 10%+ annual growth from primary
businesses

Utility Overview

$2,400
$2,300
$2,200
$2,100
$2,000
$1,900
$mm
$1,972
$2,089
$2,182
2004
2005
2006

	2004	2005	2006
Utility EPS	$1.10	$1.26	$1.21
Customers (000's)			
Electric	139	140	141
Gas	985	992	995
Throughput - retail			
Electric - GWh	5,988	6,199	6,005
Gas - MMDth	200	200	183
Weather as % of Normal			
CDD	90%	109%	95%
HDD	91%	95%	86%

Utility Business Growth Strategy
➢
Continued focus on O&M control
–
2006 growth managed below 1% excluding
propane sale credit
–
Q1 2007 Flat excluding pass through trackers
➢
Continued investment in utility rate base
–
5+% rate base growth next 5 years
➢
Consistent, stable earnings growth
➢
Achieve allowed returns at each utility
growth
Target 3.5% to 4.0% annual EPS
Rate Base
Vectren Utility Holdings
Gas
North
(Indiana Gas)
South
(SIGECO)
Gas
Electric
Gas
Ohio
(VEDO)
Consistent Rate Base Growth

4,000
3,000
2,000
1,000
0
5,788
2,290
1980
2030
Coal
Natural Gas
Nuclear
Renewables
Petroleum
1980
1985
1990
1995
2000
2005
2010
2015
2020
2025
2030

Air emissions reductions since
1970
➢
National
–
SO2 emissions are down 40%
–
NOx emissions are down 70%
➢
Vectren
–
SO2 emissions are down 90%
–
NOx emissions are down 80%
Electric Generation by Fuel Type
(in billion kWh)
Source: EIA Annual Energy Outlook
2007
Wholesale Power Marketing
➢
Functions within the regulated
electric utility operation
➢
Markets surplus power from
generating units through MISO
History
Forecasts
Electricity Demand
Competitive Power Generation Facilities
Generation Portfolio
➢
Coal-fired base units – 1,006 MW
–
Burn 3+ million tons of coal annually
–
Affiliate agreements in place for 90%
of coal needs
–
125 MW base load need - 2011
➢
Gas-fired peak-use turbines – 295
MW

VECTREN

26%
74%
Weather Sensitive
Weather Protected

9%
91%
Non-protected
Lost Margin Protected

Lost Margin Recovery Mechanism/Conservation
Tariffs effective Sep
2006 (Ohio) and Dec 2006
 (Indiana North)
Normal Temperature Adjustment (NTA) effective
Oct 2005 (Indiana North and South)
Total Gas Margin
12 months ended 12/31/06
Commercial

21%
Industrial

13%
Residential

66%
➢
Weather protected margin includes base
load consumption and fixed service charges
➢
Lost margin recovery mechanisms for
Vectren South requested as part of general
rate order
Residential and Commercial Gas Margins

Residential and Commercial Gas
Margins
Stabilizing Gas Margin

$ in millions	Requested	Settlement Agreement
Base Rate Revenue Increase	$10.4	$7.9 [1]
Rate Base	$118.5	$121.7
Return on Equity	11.75%	10.15%
Equity Ratio	47%	47%
Overall Rate of Return	7.96%	7.20%
Lost Margin Recovery Mechanism	Yes	Yes
Bare Steel/Cast Iron Replacement Accounting	Yes	Yes

(1) Includes $2.6 million removed from base rates to be recovered through existing trackers

Vectren South Gas Base Rate Case
Key Points
➢
Favorable accounting treatment of annual expenditures associated with new, multi-year bare steel and cast iron replacement program
–
Accrual of AFUDC and deferral of depreciation expense after placed in service but before placed in rates – annual expenditures up to $3 million per year and up to 3 years on each project
➢
Gas cost expense related to bad debts and unaccounted for gas removed from base rates to be recovered through the existing gas cost adjustment mechanism
➢
Lost margin recovery mechanism excludes the 15% adjustment currently used in North territory
Petitioner’s
 Case-in-Chief
Intervener
 Filings
Settlement
 Hearing
Order
1st Hearing
Settlement
 Reached
9/1/06
1/30/07
12/4/06
3/16/07
3/23/07
Within 90
Days

$ in millions	Requested	Settlement Agreement
Base Rate Revenue Increase [1]	$76.7	$60.8
Rate Base	$1,017.8	$1,043.7
Return on Equity	12.00%	10.40%
Equity Ratio	47%	47%
Overall Rate of Return	8.08%	7.32%
Track MISO transmission investments	Yes	Yes
Wholesale Profit Sharing	Yes	Yes

(1) Net of estimated municipal contract credits of $6.5 million for remainder of service contracts

Vectren South Electric Base Rate Case
Key Points
➢
Continued timely recovery of ongoing costs associated with the Midwest Independent System Operator
(MISO)
➢
Recovery of return at FERC approved rates and recovery of expenses pertaining to approved Regional
Expansion Criteria and Benefit Process (RECB) transmission investments mandated by MISO greater than
50% of Transmission 5-year CapEx of $160 million
➢
Creation of a 50/50 sharing arrangement with customers of Wholesale Power Marketing margins above and below the annual base rate level of $10.5 million
➢
Increased O&M expenses necessary to maintain and improve customer reliability and expenses related to managing the aging workforce to ensure proper knowledge transfer, safety and system reliability
➢
Environmental CWIP recovery continued under Indiana SB29
Petitioner’s
 Case-in-Chief
Intervener
 Filings
Settlement
 Hearing
Order
1st Hearing
Settlement
 Reached
9/1/06
2/29/07
12/11/06
4/20/07
5/3/07
Within 90
Days

Constructive Regulatory Environment
Accomplishments
➢
Timely recovery of environmental & clean coal generation expenditures
–
NOx - $255 million – Aug. 2001 – Dec. 2005
–
Multi-pollutant – $110 million – Feb. 2006 – Dec. 2008
➢
Normal temperature adjustment implemented in Indiana - Oct. 2005
➢
ProLiance service agreement extended through 2011 - Apr. 2006
➢
Ohio decoupling/conservation order - Sep. 2006
➢
Honda expansion - 10-year service contract - Sep. 2006
➢
Indiana decoupling/conservation order - Dec. 2006
Pending/Planned
➢
South Gas rate case filed - Sep. 2006 – Expected order Jun./Jul. 2007 (settlement filed Mar.
15 and hearing held Mar. 23, 2007)
➢
South Electric rate case filed - Sep. 2006 – Expected order Jul./Aug. 2007 ( settlement filed
Apr. 20 and hearing to be held May 3)
➢
IGCC generating facility petition filed - Sep. 2006 (Feed Study filed Apr. 2, hearing scheduled
June 18, and expect decision Oct. 2007)
➢
Expect to file North rate case in April/May 2007 and VEDO in June/July 2007 time frame

$400
$350
$300
$250
$200
$150
$100
$50
$0
Cap Ex & Depr - $mm
$3,000
$2,500
$2,000
$1,500
$1,000
$500
$0
Rate Base - $mm
2006
2007
2008
2009
2010
2011
Cap Ex
Depreciation
Rate Base

➢
$1,500
➢
$300
➢
$160
➢
$80
➢
$175
(in millions)
➢
–
capital expenditures with timely rate
relief rec overy
–
SB - 29 recovery for environmental
and new clean coal generation
–
Generation strategy under review
–
Provisions for new transmission &
bare steel/cast iron included in recent
settlements
–
Remaining capital expenditures
approximate depreciation
Rate Base Growth
6.7% 3-year CAGR
5.2% 5-year CAGR
➢
5-year Total Utility
Cap Ex
➢
Major Expenditures
–
Generation Plant
–
Electric Transmission
–
Environmental
–
Bare Steel/Cast Iron
Utility Capital Summary
Growing Electric and Gas Rate Base

VUHI	S&P	Moody's
Unsecured Debt	A-	Baa1
Commercial Paper	A2	P2
Outlook	Stable	Stable

Equity Forward Rationale
➢
Sell equity to permanently finance capital invested in Vectren South
➢
Draw down proceeds following implementation of new South Gas and Electric rates
➢
Equity issuance supports credit ratings and regulatory initiatives
➢
Minimal, if any, dilution in 2007
Vectren Credit Facilities
➢
Utility - $520 million
➢
Nonutility - $274 million
Strong Credit Ratings
ProLiance Stand-Alone Credit Facility
➢
Available at peak - $400 million
As of Dec. 31,
2006
Liquidity and Credit Ratings

Nonutility Overview

$0.60
$0.50
$0.40
$0.30
$0.20
$0.10
$0.00
EPS
$0.25
$0.46
$0.42
2004
2005
2006

	2004	2005	2006
EMS	$0.22	$0.39	$0.20
CM	0.01	0.07	0.07
EIS	0.02	-	0.06
Total Ops	$0.25	$0.46	$0.33
Other Businesses	(0.06)	0.02	(0.02)
Synfuel Related	0.16	0.16	(0.07)
Total Nonutility	$0.35	$0.64	$0.24

(1) Adjusted for litigation settlement

Vectren Enterprises
ProLiance
Energy
Vectren
Source
Energy
Marketing and
Services (EMS)
Coal Mining
Operations
(CM)
Energy
Systems
Group
Miller
 Pipeline
Cypress
Creek Mine
Prosperity
Mine
Earnings Per Share
(EMS, CM & EIS)
Energy
Infrastructure
Services (EIS)
➢
ProLiance record earnings in 2005 from market
volatility created by gulf coast hurricanes
➢
2007 Synfuel production 100% hedged
(1)
The Right Nonutility Businesses
Nonutility Business Growth Strategy
➢
Growth through reinvestment of earnings
–
Expansion of Liberty Gas Storage – 6 Bcf in 2007
–
Acquired 80 million tons of coal reserves
–
Purchased remaining 50% of Miller Pipeline
➢
Continued to narrow focus of nonutility
businesses
–
Sold broadband investment
–
Exited meter reading and line locating businesses
Target 10+% annual EPS growth

ProLiance ENERGY

VECTREN

4 Year CAGR of 17%
Bcf
60
50
40
30
20
10
0
26
33
35
45
49
2004/05
2005/06
2006/07
2007/08
2008/09

ANR
Columbia Gas
Columbia Gulf
Midwestern Gas
Panhandle Eastern
Southern Natural
Tennessee Gas
Texas Gas
Texas Eastern
Trunkline Gas
Storage Capacity
Pipeline Access
ProLiance Energy
Storage & Transportation Optimization
➢
75% of earnings stream
➢
6 Bcf of Liberty Gas Storage scheduled to be
fully operational in 2007
Retail Gas Marketing
➢
1,300 commercial and industrial customers
Wholesale Services
➢
Members’ gas supply agreement extended
until 2011
➢
Utilities, municipals, power generators and
other marketers
Midstream Investments
➢
Two intrastate pipelines
➢
Three storage fields
#1 Gas Marketer 2006 – MastioGale Annual
Natural Gas Marketer Customer Value
Study
➢
100 + employees - based in Indianapolis, IN
➢
Approximate sales volumes of 1 Bcf per day
➢
Balanced book approach
➢
Standalone credit facility
➢
JV – 61% owned by VVC – governance 50/50

VECTREN

VECTREN Fuels

HENDRICKS
MARION
PUTNAM
VIGO
CLAY
OWEN
MORGAN
MONROE
BROWN
SULLIVAN
GREENE
LAWRENCE
KNOX
DAVIESS
MARTIN
ORANGE
PIKE
GIBSON
DUBOIS
CRAWFORD
VANDERBURGH
POSEY
SPENCER
PERRY
WARRICK
0
30
60 mi

10.0
8.0
6.0
4.0
2.0
0.0
Tons (mm)
3.6
4.4
4.0
4.2
4.3
4.7
7.5
8.0
2004
2005
2006
2007
2008
2009
2010
2011
Mined
Sold to VVC

Annual Tons
(S)  Scrubbed plant
(SU) Scrubber under
        construction
Power plant
Mine site
Indiana Southern
   Rail Road
CSX Rail Road
Cities
Legend
Oaktown Mines #1 & #2 – underground mines
➢
~80 million tons of reserves – high-sulfur 6.0 lbs
SO2
➢
~5 million tons projected to be mined annually when
fully operational
➢
Competitive location - Land acquisition complete
–
Within 50 miles of 8 coal-fired plants
–
Adjacent to low-cost mainline rail service
–
Within 10 miles of proposed Duke/Vectren IGCC plant
Ordered
 Initial
 Equipment
Break
Ground on
Oaktown
#1
Oaktown #1
Operational
State
Mining
Permits
Approval
Break
Ground on
Oaktown #2
Q4
2006
Q4
2007
Q4
2007
Q4
2008
Q1
2009
Oaktown #2
Operational
Q1
2010
Executed
Option on
 Reserves
Q2
2006
Coal Mining Operations
➢
Supplies Vectren’s generating plants approximately
    3 million tons annually
➢
Regulatory support for Indiana coal generation
➢
100% of coal is presold for 2007 and 2008
–
4% to 5% average price increase for 2007
–
40% of coal sold in 2008 has price reopener
Prosperity Mine – underground mine
➢
~31 million tons of reserves – mid-sulfur 3.5 lbs
SO2
➢
~3 million tons mined per year
Cypress Creek Mine – surface mine
➢
~2.5 million tons of reserves – high-sulfur 7.5 lbs
SO2
➢
~1.2 million tons mined per year

$180
$160
$140
$120
$100
$80
$60
$40
$20
$0
$mm
$122
$132
$152
2004
2005
2006

$80
$60
$40
$20
$0
$mm
$20
$45
$69
2004
2005
2006

Miller Revenue
12 months ended 12/31
Construction - Performance Contracting
➢
Development of energy efficiency facility
improvements that pay for themselves from
energy/operational savings
➢
Territory expansion and development of
recurring revenues
➢
Renewable natural gas & waste to energy
projects
➢
170 employees in 14 states
ESG Back Log
As of 12/31
Energy Infrastructure Services
Gas Pipeline/Waste Water
Construction and Repair
➢
Replacement of aging infrastructure
➢
100% ownership by Vectren on July 1, 2006
➢
One of the largest gas distribution contractors
in the United States
➢
Over 50 years of construction experience and
over 1,300 employees

Summary

5-Year CAGR of 3.6%
$1.40
$1.20
$1.00
$0.80
$0.60
$1.03
$1.07
$1.11
$1.15
$1.19
$1.23
2001
2002
2003
2004
2005
2006

Dividends Paid
47 consecutive years with increased dividends
Consistent Dividend Growth
➢
3.3% increase payable Dec. 1, 2006
➢
Current quarterly dividend - $0.315 (Annualized - $1.26)
➢
65% +/- target payout

2007 Guidance			2006 Actual
Utility Operations	**$1.20**	**to**	**$1.30**	**$1.21**
Nonutility Group	**0.43**	**to**	**0.53**	**0.31**
Corporate & Other	**0.00**	**to**	**0.00**	**(0.01)**
Vectren Operations	**$1.65**	**to**	**$1.80**	**$1.51**
Synfuels-Related	0.11	to	0.13	(0.07)
Vectren Consolidated	$1.76		$1.93	$1.44

Emphasis now on upper end of range

Future Presents Opportunity
2007 and 2008 outlook
➢
Full year benefit from decoupling/conservation orders and lost margin recovery mechanisms
➢
Partial year benefit from South gas and electric rate cases - full year in 2008
➢
Managed O&M growth – 2007 target below 3% with most increases recovered through trackers or tied to rate cases
➢
Rate base growth of 5+% long-term
➢
FERC return on greater than 50% of transmission investment and recovery of expenses pertaining to approved RECB investments
➢
North and Ohio rate cases to be filed Q2 or Q3 2007 with expected orders in 2008
➢
Significant increase in gas storage capacity at ProLiance
➢
Continued use of highwall miner at Cypress Creek
➢
Price reopener on 40% of 2008 coal production
➢
Full year benefit of owning 100% Miller Pipeline with expanding territory and replacement of aging infrastructure
➢
Continued growth at Energy Systems Group driven by focus on conservation

Vectren Corporation
Discover Who We Are
Appendix

NOTE: Ownership Percentage in ( )
Vectren
Corporation
Vectren Utility
Holdings Inc.
Vectren
Enterprises
Energy Marketing
and Services
Other
Businesses
Energy
Energy
Infrastructure
Services
ProLiance
Energy (61%)
Vectren
Source
Coal Mining
Operations
Synfuels
Miller Pipeline
Other
Haddington
Energy (13%)
Pace Carbon
Synfuels (8%)
Energy
Systems
Group
Vectren North
(Indiana Gas)
Vectren South
(SIGECO) - Gas
Vectren Energy
Delivery of Ohio
(VEDO)
Vectren South
(SIGECO) - Electric
Appendix
Appendix
Coal Mining
Corporate Structure

Overview
Vectren provides reliable delivery service to 141,000
customers in southwestern Indiana.
Markets
6 counties in southwestern Indiana
Top Industrial Customers
➢
AK Steel (Steel)
➢
Berry Plastics (Plastics)
➢
Bristol Myers (Pharmaceuticals/Food)
➢
General Electric (Plastics)
➢
PPG Industries (Automotive)
➢
Toyota (Automotive)
➢
Whirlpool (Metal Products)
Principal Industries
The principal industries include resin and plastic
products, aluminum smelting and recycling, aluminum
sheet products, automotive assembly, steel finishing,
appliance manufacturing, pharmaceutical and
nutritional products, automotive glass, gasoline and
oil products, and coal mining.
Vectren Utility Holdings, Inc. (VUHI) - The Company’s wholly-owned subsidiary serves as the intermediate holding company for its three operating public utilities: Indiana Gas Company, Inc. (Indiana Gas), Southern Indiana
Gas and Electric Company (SIGECO) and the Ohio operations.  VUHI also has other assets that provide information technology and other services to the three utilities.
Overview
Vectren’s three operating utilities provide reliable
delivery service to 995,000 natural gas customers,
including 565,000 located in central and southern
Indiana, 112,000 located in southwestern Indiana, and
318,000 located in west central Ohio.
Markets
➢
57 counties in central and southern Indiana
➢
17 counties in west central Ohio
Top Industrial Customers
➢
ALCOA (Aluminum)
➢
AE Staley (Grain Processing)
➢
AK Steel (Steel)
➢
Eli Lilly (Pharmaceuticals)
➢
General Electric (Plastics)
➢
General Motors (Automotive)
➢
NUCOR (Steel)
Principal Industries
The principal industries include automotive assembly,
parts and accessories, feed, flour and grain
processing, metal casting, aluminum products,
appliance manufacturing, resin and plastic products,
gypsum products, electrical equipment, metal
specialties, glass, steel finishing, pharmaceutical and
nutritional products, gasoline and oil products, and
coal mining.
Natural Gas
Electric
Appendix
Energy Delivery

Vectren Utility Holdings, Inc. (VUHI) - The Company’s wholly-owned subsidiary serves as the intermediate holding company for its three operating public utilities: Indiana Gas Company, Inc. (Indiana Gas), Southern Indiana
Gas and Electric Company (SIGECO) and the Ohio operations.  VUHI also has other assets that provide information technology and other services to the three utilities.
Overview
Provides low-cost, reliable electric generation for
delivery to retail and firm wholesale customers in
Southwest Indiana.  Optimizes assets by marketing
unutilized capacity to the open market.
Markets
➢
Southwest Indiana – Retail and Wholesale
➢
Midwest – Wholesale
Generating Capacity
➢
5 coal-fired base units – 1,000 MW
–
Brown – 2 units, 490 MW
–
Culley – 2 units, 360 MW
–
Warrick – 1 unit, 150 MW
–
Burn approximately 3 million tons of coal
annually
➢
6 natural gas peaking units – 295 MW
➢
Member of Midwest Independent Transmission
System Operator (MISO)
➢
Has 6 interconnects
Wholesale Power Marketing
➢
Functions within the regulated electric utility
operation
➢
Markets surplus power from generating units
through MISO
Appendix
F.B. Culley
A.B. Brown
Power Supply

60
50
40
30
20
10
0
Bcf
4 Year CAGR of 17%
26
33
35
45
49
2004/05
2005/06
2006/07
2007/08*
2008/09

Storage Capacity
* Includes 5 Bcf of Liberty Gas Storage
scheduled to      be fully operational in early
2007.
➢
Created in 1996 as an unregulated joint venture
between Vectren (61%) and Citizens Gas & Coke
(39%) to provide gas portfolio services to Member
companies.
➢
100+ employees; headquartered in Indianapolis with
market presence in Chicago, Cincinnati, Dayton,
Evansville, Houston, Louisville, and St. Louis.
➢
45 BCF of gas storage either owned or leased
➢
Asset ownership in 3 storage fields (White River, Lee
8 and Liberty).
➢
Owner and developer of two intrastate pipelines (Ohio
Valley Hub & Heartland Gas Pipeline).
➢
Approximate sales volumes of .8 billion cubic feet
(BCF) per day.
➢
Customers in 17 Midwestern and Southeastern
states.
70%+ of volume with third-party customers including
over 1,300 commercial and industrial.
➢
➢
Balanced book approach - VaR capped at $2.5
million
➢
Stand alone $300 million credit facility plus $100
million surge line.
➢
2006 Unconsolidated Revenues (000s):  $2,506,000.
➢
Total Investment 3/31/07 (000’s):  $161,000.
Pipeline Access
ANR
Columbia Gas
Columbia Gulf
Midwestern Gas
Panhandle Eastern
Southern Natural
Tennessee Gas
Texas Gas
Texas Eastern
Trunkline Gas
Appendix
ProLiance Energy

Appendix
Vectren Source
➢
Founded in 2001 as retail gas marketer in “Choice States”
–
Provides natural gas and related services to
approximately 150,000 residential and small commercial
customers in competitive markets in Indiana, Ohio,
Georgia, and New York.
–
Annual volumes have grown from 1.8 Bcf in 2002 to
12.8 Bcf in 2006.
➢
State-of-the-art customer information and billing system,
forecasting and data warehouse decision support tools.
–
Full-service web capabilities from enrollment to bill
presentment and payment.
–
Forty full-time employees, in-house call center with
seventeen full-time customer service representatives
and seven contract IT staff.
➢
ProLiance Energy serves as agent for commodity
purchases, day-to-day operations, hedging, and
optimization activities.
➢
Emphasis on providing excellent customer service and
maintaining outstanding regulatory relationships.
➢
2006 Revenue (000’s):  $163,000.
➢
Total Assets 3/31/07 (000’s):  $37,000.

10.0
8.0
6.0
4.0
2.0
0.0
Tons (millions)
3.6
4.4
4.0
4.2
4.3
4.7
7.5
8.1
2.9
3.3
3.3
3.0
3.2
3.2
3.2
3.2
2004
2006
2008
2010
Mined
Sold to VVC

Annual Tons
➢
Prosperity Mine
–
Underground mine – mid-sulfur 3.5
lbs
–
~31 mm tons of reserves at 3/31/07
–
Mines ~3 mm tons per year
➢
Cypress Creek Mine
–
Surface mine – high-sulfur 7.5 lbs
–
~2.5 mm tons of reserves at 3/31/07
–
Mines ~1.4 mm tons per year
Appendix
Coal Mining
➢
Established in 1996 as an effort to control fuel costs
through the elimination of costly long-term coal
contracts with harmful escalations or market
reopeners.
➢
Supplies Vectren’s generating plants with over 3
million tons of coal annually.
➢
Currently invested in two operating mines, Cypress
Creek and Prosperity that produce over  4 million
tons per year with remaining coal reserves estimated
over 33 million tons.
➢
Currently developing two underground coal mines in
Knox County, IN that upon full completion in 2010 will
produce 5 million tons per year.  The Oaktown
complex has 80 million tons of estimated coal
reserves.
➢
Staff of 4 in addition to 400 contract mining
employees.
➢
2006 outside customers include the following:
–
Industrial customers:  Domtar (Wisconsin) and
Hydraulic Brick (Indiana).
–
Generating stations:  PSI Gibson/Wabash River,
Alcoa/Warrick, Crawfordsville, IN and Peru, IN.
➢
2006 Revenues (000s):  $159,000.
➢
Total Assets 3/31/07 (000’s):  $137,000.

Appendix
➢
Miller Pipeline Corporation started in 1953.
–
Reliant Services, 50/50 JV with Duke Energy,
purchased Miller Pipeline in 2000.
–
Vectren purchased Duke’s ownership in Miller Pipeline
in 2006.
➢
Provides construction, maintenance and
rehabilitation services primarily to gas and water
utilities.
–
Gas construction and utility divisions:  1,300 employees
➢
Gas Pipeline Construction and Repair
–
Expand work in cast iron and bare steel replacement
•
Pipeline Integrity Act
•
Pending Distribution Integrity Act
➢
2006 Revenues (000s):  $152,000.
➢
Total Assets 3/31/07 (000’s):  $113,000.

Miller Pipeline Corp

Building Performance with Energy

Appendix
Energy Systems Group
➢
Established in 1994
➢
Three primary business lines:
–
Energy performance contracting
•
Designs & installs facility
improvements that pay for
themselves from energy and
operational savings to Hospitals,
Universities, Governments & Schools
(HUGS)
•
Veteran’s Administration
•
5 military base program centers
–
Operations and Maintenance (O&M)
services
•
3 energy centers operated by ESG
–
Developing, constructing, and operating
renewable energy facilities
•
One operating landfill gas plant
➢
174 customers since inception
➢
167 employees in 15 states
➢
Total assets 3/31/07:  $39,000

Other Nonutility Businesses
➢
Haddington Energy Partners
–
Overview – The company is a partner in equity method investments that invest in energy-related ventures. Haddington has two remaining investments, a compressed air energy project to be used for generating electricity in Ohio and a liquefied natural gas facility in Texas.
–
Strategy – Continue to harvest energy investments as opportunities arise.
–
Total VVC Investment 3/31/07: $14 million
➢
Vectren Financial Group
–
Overview – Energy Realty and Southern Indiana Properties hold investments in affordable housing partnerships, leveraged leases, and real estate notes.
–
Strategy – Hold leveraged leases and affordable housing partnerships.
  Exit real estate notes upon refinancing.
–
Total VVC Net Assets 3/31/07: $57 million
Appendix

➢
Produces synfuel from coal which qualifies for tax credits under Section 29 of the Internal Revenue Code.  Vectren owns 8.3% of a partnership (Pace
Carbon) that owns four facilities.
➢
In July 2006, opted out of participation in production of synfuels due to high oil prices
–
Recorded impairment charge totaling $9.5 million, or $5.7 million after tax
–
Company has generated an Alternative Minimum Tax (AMT) credit carry forward of approximately $42 million as of December 31, 2006
➢
In October 2006, resumed participation due to decline in oil prices
–
Continue to evaluate 2007 opportunities and monitor oil prices and minimize exposure/opportunities with hedges until sunset  of credits 12/31/07
–
Expect synfuels-related operations to produce net income of $0.11 to $0.13 per share related to 2007 production
➢
Total Investment 3/31/07 (000s):  Investment written off in 2006.
Appendix
Synfuels